© 2024 BlackBerry. All Rights Reserved Accelerating Value Creation Tim Foote Chief Financial Officer, BlackBerry Unlocking the Potential of Two Powerful Franchises

© 2024 BlackBerry. All Rights Reserved 2 Safe Harbor and Non-GAAP Financial Measures Safe Harbor Statement This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of applicable U.S. and Canadian securities laws, including statements regarding plans, strategies and objectives of BlackBerry Limited (the “Company”) as well as the financial performance of the Company, its divisions and businesses and the Company’s expectations as to the achievement of certain targeted metrics, including revenue, EBITDA, adjusted EBITDA, gross margin gross profits, expenses and operating cash flows at any future date or for any future period. Forward-looking statements are indicated by using words such as expect, anticipate, estimate, may, will, should, model, intend, believe, target, plan and similar expressions. Forward-looking statements are based on estimates and assumptions made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors that the Company believes are appropriate in the circumstances, including but not limited to, the Company’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, the Company’s expectations regarding its financial performance, and the Company’s expectations regarding the benefits of its business separation. All of these factors should be considered carefully, no undue reliance should be placed on the Company’s forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to the risks that are inherent in all forward- looking statements, as described above, as well as difficulties in forecasting the Company’s financial results and performance for future periods, particularly over longer periods. Many factors could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including those described in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 (copies of which filings may be obtained at www.sedarplus.ca or www.sec.gov). Any forward-looking statements are made only as of today and the Company has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Further information concerning the Company and its business, including factors that could materially affect the Company’s financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities. Use of Non-GAAP Financial Measures In presenting the Company's results prepared in accordance with U.S. generally accepted accounting measures (“GAAP”), management has included in this presentation certain non-GAAP measures, including adjusted gross margin, adjusted gross margin percentage, adjusted EBITDA, adjusted EBITDA percentage, adjusted earnings (loss) per share, adjusted research and development expense, adjusted sales and marketing expenses, and adjusted general and administrative expense. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The Appendix at the end of this presentation includes a reconciliation of the historical non-GAAP financial measures presented in this presentation to comparable GAAP measures. The Company does not provide a reconciliation of the expected non-GAAP financial measures for the full fiscal years 2025, 2026 or 2027 to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For more information on the non-GAAP financial measures, please refer to the Appendix at the end of this presentation.

© 2024 BlackBerry. All Rights Reserved 3 Clear Priorities as New CFO • High standards for external reporting and financial control • Strong finance team culture built around top talent • Commitment to supporting enterprise- wide cost reduction efforts • Clear capital allocation priorities with a focus on growth engines • Reduced investment in areas where returns are unclear • Increased focus on profitable growth and margin expansion • Enhanced communication and financial transparency Building on a solid foundation… …to accelerate value creation

Providing Greater Clarity for Investors

Taking meaningful steps to…

Increase financial transparency

Enhance investors' ability to value the BlackBerry portfolio by presenting BlackBerry's financials in four subcomponents:

1) IoT
2) Cybersecurity
3) IP Licensing
4) Corporate

Key Elements of Financial Separation

Allocated Costs for Each Division

- Majority of costs fully separated, including most G&A
- Small number or remaining shared functions are subject to clearly-defined central service agreements

Remaining Corporate Costs

- Elements of G&A where splitting is not possible or would create dyssynergies, including:
  - Public Company costs
  - Legacy litigation costs
  - Restructuring costs in run-off
  - Central finance, e.g., SOX, financial reporting

Improving Investors' Ability to Understand and Appropriately Value the BlackBerry Franchise

BlackBerry.
| © 2024 BlackBerry. All Rights Reserved
Investor Day 2024 4

© 2024 BlackBerry. All Rights Reserved Unlocking Value in Cybersecurity Tim Foote Chief Financial Officer, BlackBerry

© 2024 BlackBerry. All Rights Reserved 6 • Profitable, stable business with solid long-term growth prospects • Clear go-to-market synergies driven by focus on government customers • Cash generator for higher growth parts of business Secure Communications Endpoint Security Highly secure, leading UEM solution. Market- leader for on-premise deployment #1 Critical Events Management solution in US Federal Govt Leading AI/ML endpoint security solution with most patents Range of MDR and XDR managed service solutions to address large opportunity Highly secure encrypted voice and data solution trusted by NATO and governments around world • Strong IP portfolio and competitive market offerings (EDR & MDR) • Improving metrics in customer retention and cost efficiency Optimizing Our Valuable Cybersecurity Portfolio Growing Our Profitable Secure Comms Franchise While Further Optimizing Endpoint Security

Building on Improving Fundamentals

Annual Recurring Revenue (ARR)



$289
$279
$273
$280
$285
$279
Q1 FY24
Q2 FY24
Q3 FY24
Q4 FY24
Q1 FY25
Q2 FY25

ARR Stabilization

- **~80% of Cyber revenue is ratable & recurring**
- Prior period headwinds driven by Cylance customer churn
- **Stabilization in past year** driven by UEM business

Dollar-Based Net Retention Rate (DBNRR)



81%
81%
82%
85%
87%
88%
Q1 FY24
Q2 FY24
Q3 FY24
Q4 FY24
Q1 FY25
Q2 FY25

DBNRR Improvement

- **Demonstrated ability to retain and upsell** customers
- **Significant improvement in UEM retention** and **~100% retention in AtHoc** business, offsetting pressure from Cylance customer churn

Improving Revenue Durability Through Greater Strategic Focus

Annualized Recurring Revenue and Dollar-based Net Retention Rate are key metrics that do not have standardized meanings and are unlikely to be comparable to similarly titled measures reported by other companies. See form 10-K for definitions.

BlackBerry. | © 2024 BlackBerry. All Rights Reserved

Investor Day 2024 7

© 2024 BlackBerry. All Rights Reserved 8 l rr . ll i t r Enhancing Cyber Profitability • Gross margin improving but still below target • Results impacted by subscale Cylance business, higher-than- industry adj. R&D (~29%), and hardware component of traditional Secusmart offering • Achieved ~$100 million in cost reductions in Cyber division over last 4 quarters, achieved by: - Focusing product roadmap on core objectives - Streamlining sales and management teams - Reducing Cyber-dedicated facilities Expecting a Return to Break-Even Results in FY25 $418 $378 ~$350-365 ~$345-365 ~$345-365 FY23 FY24 FY25E FY26E FY27E Revenue $(79) $(40) $- ~$25-35 ~$30-4057% 64% 62% 65% 66% 20% 30% 40% 50% 60% 70% $(100) $(50) $- $50 $100 FY23 FY24 FY25E FY26E FY27E Adj. EBITDA ($Mil) and Adj. Gross Margin (%) EBITDA Gross Margin Significant Profit Improvement in Past 3 Years, Despite Revenue Headwinds Adjusted EBITDA, adjusted gross margin % and adjusted research and development expense are non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures

Shifting Our Portfolio and Prudently Allocating Capital

Cylance

- Cylance required **high levels of investment** to close product gaps and remain competitive
- Significant progress made to date, but **the market remains highly competitive**
- Significant, **multi-year investment required** to grow to scale and profitability

Cylance Financials

$(51)M

FY25 Forecast
Adj. EBITDA

Secure Comms & IoT

- Secure Communications is a **stable, government-focused business generating $50M+ Adj. EBITDA**
- Likewise, BlackBerry has significant growth opportunity with **QNX – a clear market leader with secular tailwinds and deep competitive moat**

Secure Comms Financials

$52M

FY25 Forecast
Adj. EBITDA

Taking immediate steps to streamline investment in Cylance and increase capital allocation for growth in Secure Comms and IoT

In parallel, exploring options for Cylance business

Expected adjusted EBITDA is a non-GAAP financial measure; the Company does not provide a reconciliation of expected adjusted EBITDA to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

BlackBerry
© 2024 BlackBerry. All Rights Reserved
Investor Day 2024 9

© 2024 BlackBerry. All Rights Reserved 10 Cybersecurity: In Summary Cybersecurity division has achieved significant improvement in profitability At the same time, fundamentals have strengthened The Secure Communications business is both stable and profitable Immediate pivot in investment focus, streamlining investment in Cylance to drive growth in QNX and Secure Communications

© 2024 BlackBerry. All Rights Reserved Accelerating Growth in IoT Vito Giallorenzo Chief Financial Officer, IoT

© 2024 BlackBerry. All Rights Reserved 12 QNX: Robust Financial Investment Case Established and Profitable Global Leader, Capturing Share in a Growing Market Large, Growing Market Opportunities with Attractive Economics Commercial and Technical Trends Pushing the Industry in Our Direction Clear Segment Leader with Unique Capabilities, IP, and Track Record Deep, Long-Standing Relationships with Leading Customers and Partners

The QNX Business Model: Illustrative Automotive Program

Pre-Production (~2-3 years)

Initial Negotiation, Development, and Integration

- Define technical requirements
- Support customer building software
- Complete integration and testing using reference hardware

Safety Certification and Performance Optimization

- Optimize software performance for final production hardware
- Complete safety, including audits and fault injection testing

Vehicle Production (~7-10 years)

Vehicles Come Off the Production Lines

- Final software runtime configuration
- Provide maintenance deliverables for development & services (e.g., support, fixes, additional/new features)



Typical "Gaussian" curve for production volumes and associated runtime royalty revenues

Pre-production Program Revenue

✓ Development Licenses

✓ Engineering Services

Post-production Program Revenue

✓ Runtime Royalties *(majority of program lifetime revenues)*

A Decade-long Business Commitment, Combining Upfront Revenue and a Long Stream of Profits

BlackBerry | © 2024 BlackBerry. All Rights Reserved

Investor Day 2024 13

© 2024 BlackBerry. All Rights Reserved 14 Diversified Business Mix, Backed by a Sizeable Backlog Other 18% Transportation 82% IoT FY24 Sales Mix ($215m) Americas 50% EMEA 23% Asia-Pacific 27% FY24 Royalty Backlog ($815m) Cockpit 29% Central Compute 11% IVI & Cluster 8% Others 31% 2030+ 28% 2025-27 33% 2028-30 39% Geographic Diversification in Automotive, Leadership in Core Cockpit & ADAS with Growing Opportunity in Other Domains, and Support from a Sizeable Backlog (~4x Revenue) ADAS 21% QNX Royalty Backlog is a key metric that does not have a standardized meaning and is unlikely to be comparable to similarly titled measures reported by other companies. See form 10-K for definition.

© 2024 BlackBerry. All Rights Reserved 15 Proven and Consistent IoT Revenue Growth $178 $206 $215 $225 - 235 $260- 270 $295- 305 FY22 FY23 FY24 FY25E FY26E FY27E US$ millions 10% CAGR Track Record of Double-digit Revenue Growth • Forecasted growth in line with past performance through industry cycles • Upside impact from new platform initiatives expected to be material after FY27 Capitalizing on Recent Investments to Accelerate Near-Term Revenue Growth ~14% CAGR

Clear Path to Adj. EBITDA Expansion Following Separation

Adj. EBITDA Margin Growth



Revenue
~$225-235M
COGS
R&D
Sales/Mktg
G&A
Amort.
Adj. EBITDA
~18%
Margin
FY25E
Consistently Strong Gross Margins
Adj. EBITDA Margin Expansion
Revenue
~$295-305M
COGS
R&D
Sales/Mktg
G&A
Amort.
Adj. EBITDA
~26%
Margin
FY27E

- **Double-digit revenue CAGR** driven by base of secured royalty backlog
- **+80% gross margin** driven by high mix of development platform and runtime royalties
- **Normalization of R&D spend** following current platform investment phase
- **Consistent sales/marketing spend** (as % of revenue) to support go-to-market
- **Operating leverage** in G&A

~Double Adj. EBITDA
over 3 Years

Adj. EBITDA Growth Profile ($M)



$40-45M
$55-60M
$75-80M
~35% CAGR
FY25E
FY26E
FY27E

Expected adjusted EBITDA is a non-GAAP financial measure; the Company does not provide a reconciliation of expected adjusted EBITDA to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

Delivering Strong Adj. EBITDA Expansion through Revenue and Margin Growth

BlackBerry. | © 2024 BlackBerry. All Rights Reserved
Investor Day 2024 16

© 2024 BlackBerry. All Rights Reserved 17 In Summary Established and Profitable Global Leader, Capturing Share in a Growing Market Large, Growing Market Opportunities with Attractive Economics Commercial and Technical Trends Pushing the Industry in Our Direction Clear Segment Leader with Unique Capabilities, IP, and Track Record Deep, Long-Standing Relationships with Leading Customers and Partners

© 2024 BlackBerry. All Rights Reserved Fueling Growth through Targeted Capital Management Tim Foote Chief Financial Officer, BlackBerry

Creating Standalone Divisions to Foster Growth and Efficiency

Separation Rationale

- Reviewed lessons from prior strategic review in 2023
- Assets were considered difficult to understand and value, with suboptimal financial profile
- Process did not maximize shareholder value

Key Objectives of Program

- **Increase focus on core markets** via two virtually autonomous divisions addressing target markets
- **Return to profitability** & positive cashflow
- **Increase strategic optionality** to maximize shareholder value

Progress to Date

- Virtually autonomous IoT and Cybersecurity divisions now in place
- New leadership teams established with increased delegated authority
- **~$135M** of run-rate cost reductions



Adjusted Operating Expense ($Mil)
$117
$115
$111
$100
Q3 FY24
Q4 FY24
Q1 FY25
Q2 FY25

Increasing Strategic Focus to Drive a More Profitable Future

Adjusted operating expenses is a non-GAAP financial measure; see Appendix for reconciliations to the most directly comparable GAAP financial measures

BlackBerry.
© 2024 BlackBerry. All Rights Reserved
Investor Day 2024 19

Optimizing IP Licensing and Central Corporate Costs

IP Licensing Revenue ($Mil) and Adj. EBITDA (%)



$16
$16
$16
65%
65%
65%
FY25E
FY26E
FY27E

IP Licensing

- Solid, investment-light, cash-generating division
- 3-year revenue tied to run-off of legacy deals; potential upside as IP acquirer ramps up monetization activity
- Potential for further cash generation, including $30 million of guaranteed cash receipts in May 2026

Corporate Segment Adj. EBITDA Impact



FY25E
FY26E
FY27E
-$48
-$40
-$35

Corporate Costs

- Unallocated central costs, including public company costs, legacy litigation, restructuring costs, and centralized finance costs (e.g., SOX)
- Potential improvement driven by:
  - Ongoing cost rationalization programs
  - Full-year impact of current year actions more fully realized in FY26 and FY27

Expected adjusted EBITDA is a non-GAAP financial measure; the Company does not provide a reconciliation of expected adjusted EBITDA to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

Moving to a thin Corporate Layer with Upside Potential

BlackBerry. | © 2024 BlackBerry. All Rights Reserved
Investor Day 2024 20

© 2024 BlackBerry. All Rights Reserved 21 $656 $635 $218 66% 62% 71% 73% 74% 60% 65% 70% 75% 80% 85% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 FY23 FY24 FY25E FY26E FY27E Revenue ($Mil) and Adj. Gross Margin (%) Expect A Return To Profitability In FY25 - From Significant Loss Position In FY23 Driving Significant Improvement in Profitability $(71) $(14) ~$0-$10 ~$50-65 ~$80-95 $57 -11% 7% 2% 10% 14% -20% -15% -10% -5% 0% 5% 10% 15% 20% $(80) $(60) $(40) $(20) $- $20 $40 $60 $80 $100 FY23 FY24 FY25E FY26E FY27E Adj. EBITDA ($Mil) and Adj. EBITDA Margin (%) ² Capitalizing on Strategy to Drive Top-Line and Bottom-Line 1- Includes $218M of revenue from IP patent sale in Q1 FY24 2- Includes $71M of EBITDA from IP patent sale in Q1 FY24 5% CAGR ¹ Revenue Adj. Gross Margin Adj. EBITDA Adj. EBITDA Margin ~$591 to $616 ~$620 to $650 ~$655 to $685 $853 Adjusted Gross Margin %, adjusted EBITDA and adjusted EBITDA margin % are non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures IP Sale Proceeds IP Sale Proceeds

© 2024 BlackBerry. All Rights Reserved 22 Balance Sheet and Liquidity Provide Financial Resilience $365 $200 $200 FY23 FY24 FY25 Significant Reduction in Gross Debt Reduced gross debt by $165M in January 2024 Strong Balance Sheet Supports Clear Capital Allocation Priorities Enhanced Liquidity Profile • Issued 5-year maturity, 3% convertible debt • No additional debt maturities until 2029 • Remain net cash positive • Expect to return to positive operating cashflow in Q4 of current fiscal year +

Enhancing Profitability and Cash Generation

Driving Stronger Profitability

To Fuel Capital Deployment

	FY23	Q2 FY25	Change
Adj. COGS	34%	34%	Unchanged
Adj. R&D	28%	23%	500 bps improvement
Adj. S&M	25%	22%	300 bps improvement
Adj. G&A	26%	23%	300 bps improvement
Adj. Op Inc.	-14%	-3%	1,100 bps improvement

Immediate Priorities

- Drive stronger cash flow generation
  - Streamline investments in Cylance
  - Continue to deliver back-office efficiencies
- Prioritize organic investments in growth areas of the business, primarily QNX

Medium-Term Priorities

- Opportunistic tuck-in M&A to accelerate QNX growth and adjacent market expansion

Pursuing Disciplined Capital Deployment to Optimize Profitability and Growth

BlackBerry. © 2024 BlackBerry. All Rights Reserved

Adjusted cost of sales, adjusted research and development expense, adjusted sales and marketing expense and adjusted operating income are non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures

Investor Day 2024 23

© 2024 BlackBerry. All Rights Reserved 24 Key Takeaways Significant progress made in both separation and streamlining of IoT and Cyber divisions Considerable progress made toward enterprise profitability and positive cash flow QNX and IoT delivering profitable growth; expect to be “Rule of 40” company by FY27 Secure Communications businesses providing stable growth with profitability Streamlining investment in Cylance and refocusing capital toward growth opportunities Maintaining solid balance sheet to support ongoing capital allocation priorities

© 2024 BlackBerry. All Rights Reserved© 2024 BlackBerry. All ights Reserved

© 2024 BlackBerry. All Rights Reserved 26 Our Strong Product Portfolio Significant Progress in Our Cost Profile Improving Fundamentals Significant Progress Towards Positive Cashflow Focus and Optionality From Virtually Autonomous Divisions Compelling Investment Thesis

© 2024 BlackBerry. All Rights Reserved© 2024 BlackBerry. All ights Reserved

Today's Speakers

John Giamatteo
CEO,
BlackBerry
and President,
BlackBerry Cybersecurity



John Giamatteo is BlackBerry's Chief Executive Officer and President of its Cybersecurity division. He came to BlackBerry from McAfee where he was President and Chief Revenue Officer for over six years. Prior to that John served as Chief Operating Officer at AVG Technologies, a leading provider of internet and mobile security. He also held leadership positions with Solera, RealNetworks and Nortel Networks.

Tim Foote
CFO,
BlackBerry



Tim Foote is BlackBerry's Chief Financial Officer and is responsible for internal and external financial reporting and compliance, financial strategy and management, investor relations and treasury.

Tim joined the Company following BlackBerry's acquisition of Good Technology in 2015 and brings over two decades of experience across a number of senior finance leadership positions in both public and private multinational companies.

Martha Gonder
Investor Relations Director



Martha Gonder is BlackBerry's Director of Investor Relations and is responsible for investor outreach strategy and leading the quarterly earnings process. Martha has been with BlackBerry for 17 years in various roles across Investor Relations and Corporate Strategy.

BlackBerry. | © 2024 BlackBerry. All Rights Reserved
Investor Day 2024

Today's Speakers - IoT

Mattias Eriksson
President,
BlackBerry IoT



Mattias Eriksson is President and General Manager of BlackBerry's IOT Business Unit. The business unit consists of BlackBerry Technology Solutions or BTS (BlackBerry® QNX®, BlackBerry Certicom®, BlackBerry Radar® and BlackBerry Jarvis™) and BlackBerry IVY™. Prior to joining BlackBerry, Mattias spent 10 years with HERE Technologies in various leadership roles, including SVP of the core location data business group and SVP of product.

Vito Giallorenzo
CFO,
BlackBerry IoT



Vito Giallorenzo is the CFO of the BlackBerry IoT division. Since joining BlackBerry in 2017, Vito has led several roles driving BlackBerry's business transformation. Vito joined BlackBerry after more than a decade as a technology investment banker in New York and London at Morgan Stanley and then at Perella Weinberg Partners as a Managing Director. He has also worked at Naspers as Corporate Development Principal and held several engineering roles at Cisco Systems earlier in his career.

Grant Courville
VP, Products and Strategy,
BlackBerry IoT



As Vice President, Products and Strategy at BlackBerry, Grant Courville is responsible for BlackBerry QNX global product portfolio and strategy for the automotive and embedded markets. Grant's QNX experience is complemented by prior senior leadership roles with Curtiss-Wright Controls and Tilcon Software.

BlackBerry. | © 2024 BlackBerry. All Rights Reserved
Investor Day 2024

Today's Speakers – Cybersecurity

Nathan Jenniges
Senior Vice President &
General Manager
Cybersecurity Products



Nathan Jenniges is Senior Vice President & General Manager for the BlackBerry Products with responsibility for product strategy, roadmaps, engineering, and development operations. Prior to BlackBerry, Nathan spent 10 years at McAfee, most recently in the role of leading the Enterprise Endpoint, Threat Intelligence, and Security Operations Products.

Dr. Christoph Erdmann
Senior Vice President
SecuSUITE



Dr. Christoph Erdmann is the founder and managing director of Secusmart GmbH. Since 2014, he has also been Senior Vice President at BlackBerry and is responsible for the secure communication division within the parent company. From 2004 to 2007 he worked as a Technology Manager at Nokia. In 2007, he founded Secusmart GmbH, based in Dusseldorf, together with Dr. Hans-Christoph Quelle. Under Dr. Erdmann's leadership Secusmart grew to be a specialist in secure mobile communication, whose products are used today by governments and companies all over the world.

BlackBerry. | © 2024 BlackBerry. All Rights Reserved
Investor Day 2024

Today’s Speakers - Cybersecurity

Shil Sircar
Senior VP, Cylance
Data Science &
Product Engineering



Shiladitya Sircar is the SVP, Product Engineering & Data Science at BlackBerry, where he leads Cyber Security Platform R&D teams. In his role he is responsible for ML research and development for BlackBerry Cylance Threat Intelligence Cloud, ZTNA, NDR and XDR platforms. He holds many patents and publication in the fields of Machine learning, mobile messaging, cryptography, satellite imaging and radar interferometry. Beyond his work at BlackBerry, Shiladitya serves as a Technology and AI Advisory Board member at Glilot Capital Partners, and early-stage venture capital firm.

Ismael Valenzuela
VP, Cylance
Threat Research &
Intelligence



Ismael Valenzuela is Vice President of Threat Research and Intelligence at BlackBerry, where he leads threat research, cyber threat intelligence, and defensive innovation. Prior to his current role, Ismael was responsible for leading offensive and defensive security roles for Foundstone, Intel, and McAfee, among others, and founded one of the first IT security consultancies in Spain. Ismael has also served as an advisor to large government and private sector organizations, including the EU, U.S. government agencies and critical infrastructure operations in New York.

BlackBerry. | © 2024 BlackBerry. All Rights Reserved
Investor Day 2024

© 2024 BlackBerry. All Rights Reserved 32 Disclaimer This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of applicable U.S. and Canadian securities laws, including statements regarding plans, strategies and objectives of BlackBerry Limited (the “Company”) as well as the financial performance of the Company, its divisions and businesses and the Company’s expectations as to the achievement of certain targeted metrics, including revenue, EBITDA, adjusted EBITDA, gross margin gross profits, expenses and operating cash flows at any future date or for any future period. Forward-looking statements are indicated by using words such as expect, anticipate, estimate, may, will, should, model, intend, believe, target, plan and similar expressions. Forward- looking statements are based on estimates and assumptions made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors that the Company believes are appropriate in the circumstances, including but not limited to, the Company’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, the Company’s expectations regarding its financial performance, and the Company’s expectations regarding the benefits of its business separation. All of these factors should be considered carefully, no undue reliance should be placed on the Company’s forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting the Company’s financial results and performance for future periods, particularly over longer periods. Many factors could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including those described in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 (copies of which filings may be obtained at www.sedarplus.ca or www.sec.gov). The Company has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Further information concerning the Company and its business, including factors that could materially affect the Company’s financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities. In presenting the Company's results prepared in accordance with U.S. generally accepted accounting measures (“GAAP”), management has included in this presentation certain non-GAAP measures, including adjusted gross margin, adjusted gross margin percentage, adjusted EBITDA, adjusted EBITDA percentage, adjusted earnings (loss) per share, adjusted research and development expense, adjusted sales and marketing expenses, and adjusted general and administrative expense. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The Appendix at the end of this presentation includes a reconciliation of the historical non-GAAP financial measures presented in this presentation to comparable GAAP measures. The Company does not provide a reconciliation of the expected non-GAAP financial measures for the full fiscal years 2025, 2026 or 2027 to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For more information on the non-GAAP financial measures, please refer to the Appendix at the end of this presentation. BlackBerry Investor Day is being recorded for recordkeeping and a replay of the presentations will be available today on the Company’s website at www.blackberry.com/investorday.

© 2024 BlackBerry. All Rights Reserved 33 Financial Disclosure Updates ($M) Impact of change in accounting principle on previously issued financial statements FY23 (as previously disclosed) Impact of change FY23 (under new principle) FY24 (as previously disclosed) Impact of change FY24 (under new principle) Cost of Sales 237 (9) 228 333 (8) 325 Gross Margin 419 9 428 520 8 528 Research and development 207 (13) 194 186 (13) 173 Sales and marketing 176 (8) 168 171 (7) 164 General and administrative 164 30 194 181 28 209 Operating Expenses 1,144 9 1,153 645 8 653 Cybersecurity Segment cost of sales 185 (7) 178 142 (6) 136 Segment gross margin 233 7 240 236 6 242 IoT Segment cost of sales 37 (2) 35 36 (2) 34 Segment gross margin 169 2 171 179 2 181 During the third quarter of fiscal 2025, the Company determined that it was preferable to present all the expenses associated with its facilities within General and administrative, whereas previously these costs were allocated amongst the functional expense areas of the business based on assumptions of usage of those facilities by the functional areas.

© 2024 BlackBerry. All Rights Reserved 34 Segment Financials ($M) Segment information is based upon the internal reporting used by the Chief Operating Decision Maker to make decisions and assess the performance of the Company; see Appendix for reconciliation of segment information to consolidated results Segment EBITDA FY23 FY24 Cybersecurity Segment gross margin 240$ 242$ Segment research & development 125 102 Segment sales and marketing 127 115 Segment general & administrative 74 69 Less amortization included in the above (7) (4) Segment EBITDA (79) (40) IoT Segment gross margin 171 181 Segment research & development 62 64 Segment sales and marketing 36 43 Segment general & administrative 43 43 Less amortization included in the above (3) (3) Segment EBITDA 33 34 Licensing Segment gross margin 20 108 Segment general & administrative 13 35 Less amortization included in the above (11) (10) Segment EBITDA 18 83 Total Segment EBITDA (28)$ 77$ Total Segment EBITDA % -4% 9% Segment Gross Margin FY23 FY24 Cybersecurity Segment revenue 418$ 378$ Segment cost of sales 178 136 Segment gross margin 240 242 Segment gross margin % 57% 64% IoT Segment revenue 206 215 Segment cost of sales 35 34 Segment gross margin 171 181 Segment gross margin % 83% 84% Licensing Segment revenue 32 260 Segment cost of sales 12 152 Segment gross margin 20 108 Segment gross margin % 63% 42% Total Segment Gross Margin 431 531 Total Segment Gross Margin % 66% 62% Stock compensation expense excluded from segment cost of sales (3) (3) Total Gross Margin 428$ 528$ Total Gross Margin % 65% 62%

© 2024 BlackBerry. All Rights Reserved 35 Segment Financials ($M) (Continued) Segment information is based upon the internal reporting used by the Chief Operating Decision Maker to make decisions and assess the performance of the Company; see Appendix for reconciliation of segment information to consolidated results FY23 FY24 Total Segment EBITDA (28)$ 77$ Adjustments Stock compensation expense 31 33 Restructuring expenses 11 37 Less Corporate general & administrative 49 20 Amortization 105 59 Impairment of long-lived assets 235 15 Impairment of goodwill 245 35 Gain on property, plant and equipment, net (6) - Debentures fair value adjustment (138) 3 Litigation settlement 165 - Investment income (5) (19) Consolidated loss before income taxes (720)$ (106)$ Reconciliation of Segment EBITDA to Consolidated loss before income taxes

Non-GAAP Reconciliation ($M)

Reconciliation of Adjusted EBITDA to Operating income (loss)	FY23	FY24	Q2FY25
Operating income (loss)	$ (725)	$ (125)	$ (21)
Non-GAAP adjustments to operating income			
Stock compensation expense	31	33	7
Restructuring charges	11	37	1
Debentures fair value adjustment	(138)	3	-
Acquired intangibles amortization	82	38	9
Goodwill impairment charge	245	35	-
LLA impairment charge	235	15	-
Litigation settlement	165	-	-
Total non-GAAP adjustments to operating loss	631	161	17
Adjusted operating income (loss)	**(94)**	**36**	**(4)**
Amortization	105	59	13
Acquired intangibles amortization	(82)	(38)	(9)
Adjusted EBITDA	**$ (71)**	**$ 57**	**$ -**
Revenue	**$ 656**	**$ 853**	**$ 145**
Adjusted operating income (loss) margin %	**-14%**	**4%**	**-3%**
Adjusted EBITDA margin%	**-11%**	**7%**	**0%**

Reconciliation of Adjusted operating expense to Operating expense	Q3FY24	Q4FY24	Q1FY25	Q2FY25
Operating expenses (as previously disclosed)	$ 138	$ 185	$ 135	$ 115
Impact of change of accounting principle	2	2	2	1
Operating expenses (as amended)	140	187	137	116
Non-GAAP adjustments to Operating expense				
Debentures fair value adjustment	(13)	-	-	-
Restructuring charges	9	20	8	1
Stock compensation expense	7	5	7	6
Acquired intangibles amortization	9	8	8	9
Impairment of goodwill	-	35	-	-
Impairment of long-lived assets	11	4	3	-
Adjusted operating expenses	**$ 117**	**$ 115**	**$ 111**	**$ 100**

BlackBerry. | © 2024 BlackBerry. All Rights Reserved
Investor Day 2024 36

© 2024 BlackBerry. All Rights Reserved 37 Non-GAAP Reconciliation ($M) (Continued) FY23 Q2FY25 Cost of sales (as previously disclosed) 237$ 51$ Impact of change of accounting principle (9) (1) Cost of sales (as amended) 228 50 Stock compensation expense 3 1 Adjusted cost of sales 225$ 49$ Revenue 656$ 145$ Adjusted cost of sales % 34% 34% FY23 Q2FY25 Research and development expense (as previously disclosed) 207$ 37$ Impact of change of accounting principle (13) (2) Research and development expense (as amended) 194 35 Stock compensation expense 9 2 Adjusted research and development expense 185$ 33$ Revenue 656$ 145$ Adjusted research and development expense % 28% 23% FY23 Q2FY25 Sales and marketing expense (as previously disclosed) 176$ 34$ Impact of change of accounting principle (8) (1) Sales and marketing expense (as amended) 168 33 Stock compensation expense 5 1 Adjusted sales and marketing expense 163$ 32$ Revenue 656$ 145$ Adjusted sales and marketing expense % 25% 22% FY23 Q2FY25 General and administrative expense (as previously disclosed) 164$ 33$ Impact of change of accounting principle 30 4 General and administrative expense (as amended) 194 37 Stock compensation expense 14 3 Restructuring charges 11 1 Adjusted general and administrative expense 169$ 33$ Revenue 656$ 145$ Adjusted general and administrative expense % 26% 23%